SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                                         FORM 8-K

                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


Date of Report (date of earliest event reported): August 15, 1998


                         ASSOCIATES HOME EQUITY LOAN TRUST 1998-1
                  (Exact name of registrant as specified in its charter)



              Texas                    333-3964904           75-2751093
(State or Other Jurisdiction           (Commission       (I.R.S. Employer
        of Incorporation)               File Number)     Identification No.)

Associates Home Equity Receivables Corporation
250 East Carpenter Freeway
Irving, TX 75062
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:           (972) 652-4000

Item 5.        Other Events

     On August 15, 1998, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement"), between Associates Home Equity Receivables Corp., as Seller and Associates
Home Equity Services, Inc., as Servicer, and The First National Bank of Chicago, as Trustee (the "Trustee"), were distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Associates Home Equity Loan Trust 1988-1. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Trustee for the benefit of the Certificateholders and the Trustee's Statement was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate and the Trustee's Statement is being filed as Exhibit 20.1 and 20.2, respectively to this Current Report on Form 8-K.

               A.      Monthly Report Information:
                       Aggregate distribution information for the current distribution date August 15, 1998.

               Principal      Interest               Ending Balance

               See Exhibit 1.

               B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

               C.      Have any deficiencies occurred?   NO.
                       Date:
                       Amount:

               D.      Were any amounts paid or are any amounts payable under
                       the Certificate Guaranty Insurance Policy?   NO
                       Amount:

               E.      Are there any developments with respect to the
                       Certificate Insurance Guaranty Policy?       NONE.

               F.      Item 1: Legal Proceedings:            NONE

               G.      Item 2: Changes in Securities:        NONE

               H       Item 4: Submission of Matters to a Vote of
                       Certificatholders:  NONE

               I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

               1.      Monthly Servicer Certificate dated August 15, 1998.


ASSOCIATES HOME EQUITY SERVICES
MONTHLY SERVICING REPORT - 1998-1
                       Jul-98

                              Pass Through  Original      Ending
                                  Rate       Balance    Pool Factor

Class A-1                           6.620% 86440000.00    0.4885397
Class A-2                           6.390% 13501000.00    1.0000000
Class A-3                           6.380% 57029000.00    1.0000000
Class A-4                           6.770% 21542000.00    1.0000000
Class A-5                           6.640% 23489000.00    1.0000000
Class M-1                           7.080% 12919000.00    1.0000000
Class M-2                           7.310% 11157000.00    1.0000000
Class B                             7.850%  8808000.00    1.0000000
                                    6.668%234885000.00    0.8117776

PRINCIPAL
                               Loan Count   Class A-1    Class A-2   Class A-3
Original Pool Balance               3,492  86440000.00  13501000.00 57029000.00

Beginning Certificate Balance              49335023.30  13501000.00 57029000.00
Beginning Pool Factor                        0.5707430    1.0000000   1.0000000

Beginning Principal Balance         3,026  52078121.80  13501000.00 57029000.00

Principal Collected                     0  $247,251.15        $0.00       $0.00
Principal Payments in Full             95 6,293,191.24        $0.00       $0.00
Liquidation Proceeds                    0        $0.00        $0.00       $0.00
Optional Purchases by Servicer          0        $0.00        $0.00       $0.00
Defaulted Contracts                     1   $11,295.36        $0.00       $0.00
Substitute Adjustment Amount                     $0.00        $0.00       $0.00
Ending Principal Balance            2,930  45526384.05  13501000.00 57029000.00

Ending Certificate Balance                 42229371.75  13501000.00 57029000.00
Ending Pool Factor                           0.4885397    1.0000000   1.0000000

                                            Class A-4    Class A-5   Class M-1
Original Pool Balance                      21542000.00  23489000.00 12919000.00

Beginning Certificate Balance              21542000.00  23489000.00 12919000.00
Beginning Pool Factor                        1.0000000    1.0000000   1.0000000

Beginning Principal Balance                21542000.00  23489000.00 12919000.00

Principal Collected                              $0.00        $0.00       $0.00
Principal Payments in Full                       $0.00        $0.00       $0.00
Liquidation Proceeds                             $0.00        $0.00       $0.00
Optional Purchases by Servicer                   $0.00        $0.00       $0.00
Defaulted Contracts                              $0.00        $0.00       $0.00
Substitute Adjustment Amount                     $0.00        $0.00       $0.00
Ending Principal Balance                   21542000.00  23489000.00 12919000.00

Ending Certificate Balance                 21542000.00  23489000.00 12919000.00
Ending Pool Factor                           1.0000000    1.0000000   1.0000000

                               Class M-2     Class B       Total
Original Pool Balance         11157000.00   8808000.00 234885000.00

Beginning Certificate Balance 11157000.00   8808000.00 197780023.30
Beginning Pool Factor           1.0000000    1.0000000    0.8420292

Beginning Pool Balance        11157000.00   8808000.00 200523121.80

Principal Collected                 $0.00        $0.00  $247,251.15
Principal Payments in Full          $0.00        $0.00 6,293,191.24
Liquidation Proceeds                $0.00        $0.00        $0.00
Contract Repurchases                $0.00        $0.00        $0.00
Defaulted Contracts                 $0.00        $0.00   $11,295.36
Substitute Adjustment Amount        $0.00        $0.00        $0.00
Ending Principal Balance      11157000.00   8808000.00 193971384.05

Ending Certificate Balance    11157000.00   8808000.00 190674371.75
Ending Pool Factor              1.0000000    1.0000000    0.8117776


INTEREST
                                            Class A-1    Class A-2   Class A-3
Interest Distribution Required Amount       272,164.88    71,892.83  303,204.18
Unpaid Interest Shortfall                         0.00         0.00        0.00
Total Interest Distribution                $272,164.88   $71,892.83 $303,204.18

Collected Interest Amount                  $643,771.98  $100,550.27 $424,730.13
Excess Interest to Principal               $371,607.10   $28,657.44 $121,525.95

                                            Class A-4    Class A-5   Class M-1
Interest Distribution Required Amount       121,532.78   129,972.47   76,222.10
Unpaid Interest Shortfall                         0.00         0.00        0.00
Total Interest Distribution                $121,532.78  $129,972.47  $76,222.10

Collected Interest Amount                  $160,436.56  $174,937.07  $96,215.76
Excess Interest to Principal                $38,903.78   $44,964.60  $19,993.66

                                            Class M-2     Class B      Total
Interest Distribution Amount                 67,964.73    57,619.00  1100572.97
Unpaid Interest Shortfall                         0.00         0.00        0.00
Total Interest Distribution                 $67,964.73   $57,619.00  1100572.97

Collected Interest Amount                   $83,093.06   $65,598.61  1749333.43
Excess Interest for Overcollateralization   $15,128.33    $7,979.61 $648,760.46


DISTRIBUTIONS
                                            Class A-1    Class A-2   Class A-3
Principal Distribution Amount             6,551,737.75        $0.00       $0.00
Extra Principal Distribution (O/C)          553,913.80         0.00        0.00
Interest Distribution                       272,164.88    71,892.83  303,204.18
  Total Distribution                      7,377,816.43   $71,892.83 $303,204.18

                                            Class A-4    Class A-5   Class M-1
Principal Distribution Amount                    $0.00        $0.00       $0.00
Extra Principal Distribution (O/C)                0.00         0.00        0.00
Interest Distribution                       121,532.78   129,972.47   76,222.10
  Total Distribution                       $121,532.78  $129,972.47  $76,222.10

                                            Class M-2     Class B      Total
Principal Distribution Amount                    $0.00        $0.00  6551737.75
Extra Principal Distribution (O/C)                0.00         0.00  553,913.80
Interest Distribution                        67,964.73    57,619.00  1100572.97
  Total Distribution                        $67,964.73   $57,619.00  8206224.52

SERVICING FEES                       0.50%  $83,551.30

LATE FEES                                    $4,898.13
EXTENSION FEES                                   $0.00

MONTHLY ADVANCE INTEREST

Beginning Monthly Advance Amount           $454,518.09
Monthly Amount Advanced                     $16,730.21
Ending Monthly Advance Amount              $471,248.30


DELINQUENCY INFORMATION                      Actual    Delinq. Percent
       Days Delinquent           Number      Balance   of Principal Balance
            31-59                      74 4,227,801.30      2.17960%
            60-89                       4   236,212.42      0.12178%
          90 or more                   10   614,121.15      0.31660%
       Total Delinquent                88 5,078,134.87      2.61798%
Memo:Incl. Repo Inventory              88 5,078,134.87      2.61798%

                                                        Cumulative   Cumulative
REPOSSESSION INFORMATION                     Actual        Units     Balance
                                 Number      Balance      To Date     To Date
BOP Repossessions                       0        $0.00
Plus Repossessions In Month             0         0.00            0        0.00
Less Liquidations                       0         0.00            0        0.00
EOP Repossessions                       0        $0.00            0       $0.00

REPURCHASES
                                             Number    Actual Balance
Contracts Repurchased for Replacement                0        $0.00
Eligible Substitute Contracts                        0         0.00
Difference Paid by Servicer                          0        $0.00


LOSSES
                                   Jul-98
                                 Units       Dollars
Realized Losses                      0.00        $0.00
Cumulative Realized Losses           0.00        $0.00         0.00%

Loss Expenses                        0.00        $0.00
Cumulative Loss Expenses             0.00        $0.00

Class R Distribution                             $0.00

DETERMINATION OF STEPDOWN DATE
The Later to occur of                         Mar-2001 Date not reached
     OR
Ending Principal Balance of Subordinate Certs.          32884000.00
Ending Overcollateralization Amount                    3,297,012.30
                                               (x)      36181012.30
Total Ending Principal Balance                 (y)     193971384.05

Senior Enhancement Percentage             (x)/(y)             18.65%
Senior Specified Enhancement Percentage                       32.00%
                                          Enhancement Less Than Required

Stepdown Determined by Calculation                       03/16/2001


DETERMINATION OF TARGETED OVERCOLLATERALIZATION
AMOUNT
Prior to Stepdown Date?                        Yes
Target Overcollateralization Amount               2.00%

Calculation:
The Lesser x or y below
     The Greater of the following
2% of the Original Pool Principal Balance     (x1)     4,697,700.00
4% of the Current Pool Principal Balance      (x2)     7,758,855.36

          x =                                  (x)     7,758,855.36
          y =                                  (y)     1,174,425.00

The Lesser of x or y                                   1,174,425.00

Required Overcollateralization Amount                  4,697,700.00
Current Overcollateralization Amount                   3,297,012.30

Overcollateralization Release Amount                       None


LOSS TRIGGER EVENT
Loss Trigger Event Test for Current Period                     1.30%
Cumulative Realized Loses as a Percent of Original             0.00%

Loss Trigger Event?                                         No


DETERMINATION OF TRIGGER EVENT
6 Month Rolling Avg of 60+ Day Delinquent          (x)
1/2 the Senior Enhancement Percentage              (y)         9.33%
    If (x) is greater than (y), Trigger Event               No

Weighted Average Maturity                                   222.201
Weighted Average Loan Rate                                   10.037%


   ASSOCIATES HOME EQUITY SERVICES
   MONTHLY SERVICING REPORT - 1998-1
         Jul-98

1.                  Principal                           Interest
                  Distributable                      Distributable
                      Amount                             Amount
   Class A-1           $82.203280 (   $7,105,651.55 )       3.1486 (272,164.88 )
   Class A-2            $0.000000 (           $0.00 )       5.3250 ( 71,892.83 )
   Class A-3            $0.000000 (           $0.00 )       5.3167 (303,204.18 )
   Class A-4            $0.000000 (           $0.00 )       5.6417 (121,532.78 )
   Class A-5            $0.000000 (           $0.00 )       5.5333 (129,972.47 )
   Class M-1            $0.000000 (           $0.00 )       5.9000 ( 76,222.10 )
   Class M-2            $0.000000 (           $0.00 )       6.0917 ( 67,964.73 )
   Class B-1            $0.000000 (           $0.00 )       6.5417 ( 57,619.00 )

2. Liquidation Loss Amount                                    None
   Liquidation Loss Interest Amount                           None
   Unpaid Liquidation Loss Interest Shortfall                 None
   Unpaid Certificate Principal Shortfall                     None

3. Certificate Principal Balances after distribution      08/15/98

                Initial CertificateEnding Certificate     Pool
                Principal Balance  Principal Balance     Factor
   Class A-1       $86,440,000.00    $42,229,371.75      0.4885397
   Class A-2       $13,501,000.00    $13,501,000.00      1.0000000
   Class A-3       $57,029,000.00    $57,029,000.00      1.0000000
   Class A-4       $21,542,000.00    $21,542,000.00      1.0000000
   Class A-5       $23,489,000.00    $23,489,000.00      1.0000000
   Class M-1       $12,919,000.00    $12,919,000.00      1.0000000
   Class M-2       $11,157,000.00    $11,157,000.00      1.0000000
   Class B-1        $8,808,000.00     $8,808,000.00      1.0000000
   Pool Balance   $234,885,000.00   $190,674,371.75      0.8117776

4. Adjusted Certificate Principal Balance after allocation of Liquidation Loss
   Amounts on            08/15/98 :
                                       Principal
                                        Balance
   Class M-1                         $12,919,000.00
   Class M-2                         $11,157,000.00
   Class B                            $8,808,000.00

5. Delinquent Contracts

   Days Delinquent                      Number       Actual Balance Percentage
   31-59                                         74  $4,227,801.30     2.17960%
   60-89                                          4    $236,212.42     0.12178%
   90 or more                                    10    $614,121.15     0.31660%
   Total Delinquent                              88  $5,078,134.87     2.61798%
   Memo:  Including Repo Inventory               88  $5,078,134.87     2.61798%

                                       Number of         Actual
6. Repossession Information              Units          Balance
   BOP Repossessions                              0          $0.00
   Plus Repossessions In Month                    0          $0.00
   Less Liquidations                              0          $0.00
   EOP Repossessions                              0          $0.00

7. Fees Paid to the Servicer
   Servicing Fees                        $83,551.30
   Late Fees                               4,898.13
   Extension Fees                              0.00


Associates Home Equity Loan Trust 1998-1
Trustee Payment Reconciliation
            07/31/98


   AVAILABLE FUNDS                    PAYMENTS BY THE TRUSTEE

Principal Received    $6,540,442.39 Class A-1 Principal         $6,551,737.75
Defaulted Principal      $11,295.36 Extra Principal Distribution   553,913.80
Collected Interest     1,749,333.43
Advanced Interest         16,730.21 Class A-1 Interest             272,164.88
Extension Fees                 0.00 Class A-2 Interest              71,892.83
Late Charges               4,898.13 Class A-3 Interest             303,204.18
                                    Class A-4 Interest             121,532.78
Total Available Funds $8,322,699.52 Class A-5 Interest             129,972.47
                                    Class M-1 Interest              76,222.10
                                    Class M-2 Interest              67,964.73
                                    Class B Interest                57,619.00
                                    Total Interest              $1,100,572.97

                                    Certificate Payments        $8,206,224.52

                                    Net Payment to Trustee      $8,206,224.52

                                    Memo: Reconciliation
                                    Plus: Defaulted Principal      $11,295.36
                                    Plus: Class R Dist                  $0.00
                                    Plus: Advanced Interest        $16,730.21
                                    Plus: Servicer Fee              83,551.30
                                    Plus: Late/Extension Fees        4,898.13

                                    Total Available Funds       $8,322,699.52

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               Associates Home Equity Loan Trust 1998-1

               By: ASSOCIATES HOME EQUITY SERVICES, INC., as Servicer


                              /s/ Marvin T. Runyon
                              Name:  Marvin T. Runyon, III
                              Title: Senior Vice President


Dated:         July 31, 1998